UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 5, 2026

PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4747 Bethesda Avenue, Suite 1100, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 507-1300

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	PEB	New York Stock Exchange
Series E Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PF	New York Stock Exchange
Series G Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PG	New York Stock Exchange
Series H Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 5, 2026, at the recommendation of the Nominating and Corporate Governance Committee of the Board of Trustees (the “Board”) of Pebblebrook Hotel Trust (the “Company”), the Board elected Ms. Nina P. Jones to the Board. Ms. Jones will join the Board on March 1, 2026 and serve until the Company’s 2026 annual meeting of shareholders (the “2026 Annual Meeting”) and until her successor is duly elected and qualified. Upon joining the Board, Ms. Jones will serve on the Board’s Audit Committee and the Board’s Compensation Committee.
On February 5, 2026, at the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board also elected Mr. Bill Bayless to the Board, such election to become effective during the third quarter of 2026, at which time Mr. Bayless will join the Board and serve until the Company’s 2027 annual meeting of shareholders (the “2027 Annual Meeting”) and until his successor is duly elected and qualified.
Ms. Jones has more than 15 years of real estate investing experience at T. Rowe Price, a global investment manager with over $1 trillion in assets under management, where she held a number of positions from 2008 until her retirement in 2023. Most recently, from 2019 until her retirement, Ms. Jones served as Vice President, Portfolio Manager of the U.S. Real Estate Equity Strategy. Before T. Rowe Price, Ms. Jones worked as a Senior Associate for KPMG LLP. Ms. Jones earned her B.S. in accounting and finance from the University of Maryland and her M.B.A. from Columbia University’s Graduate School of Business. She is a Certified Public Accountant. Ms. Jones currently serves as a member of the board of directors of Simon Property Group (NYSE: SPG), a retail real estate investment trust (“REIT”) and an S&P 500 company with a market cap of over $70 billion, and is a member of its audit committee. She also serves as a member of the board of trustees of Equity Residential (NYSE: EQR), a multifamily REIT and an S&P 500 company with a market cap of over $30 billion, and is a member of its audit committee and corporate governance committee.
Mr. Bayless is the Chief Executive Officer and Executive Chairman of Maslow’s Campus Communities, which he founded, and a widely recognized real estate operator and capital markets leader who helped build and institutionalize the modern student housing sector. Over his career spanning more than 35 years, Mr. Bayless has been involved in more than $30 billion in real estate transactions. He co-founded American Campus Communities (formerly NYSE: ACC), a student housing REIT, and led its growth from an early-stage platform into the first publicly traded student housing company. In 2022, he helped lead that company’s nearly $13 billion sale to Blackstone. Mr. Bayless has served in leadership roles across the REIT and multifamily industries, including as a member of the Board of Governors of Nareit and the National Multifamily Housing Council. He has been recognized for innovation and leadership, including as Ernst & Young National Entrepreneur of the Year (Real Estate, Construction & Hospitality).
When each joins the Board, the Company will enter into indemnification agreements with Ms. Jones and Mr. Bayless substantially in the form of the indemnification agreement the Company has entered into with all of its other trustees and executive officers, which was filed by the Company with the United States Securities and Exchange Commission (the “SEC”) on November 10, 2009 as Exhibit 10.4 to Amendment No. 1 to the Company’s Registration Statement on Form S-11. The indemnification agreements generally provide for the indemnification of and advancement of expenses to a trustee to the maximum extent permitted by Maryland law for claims, suits or proceedings arising out of his or her service to the Company.
Ms. Jones and Mr. Bayless will receive the same fees for their service on the Board as the Company’s other independent trustees, which fees were disclosed in the proxy statement for the Company’s 2025 Annual Meeting of Shareholders, filed with the SEC on April 7, 2025. The first payment of cash compensation to Ms. Jones and Mr. Bayless for service on the Board will be pro-rated from their respective dates of joining the Board. In addition, upon joining the Board, Ms. Jones and Mr. Bayless will each receive a one-time award of $50,000 in common shares of beneficial interest of the Company. The shares granted under the awards will vest in one-third increments annually over three years assuming continued service on the Board. The awards will be made pursuant to agreements substantially in the form of the share award agreement the Company has entered into with all of its other independent trustees, which was previously filed by the Company with the SEC on November 25, 2009 as Exhibit 10.6 to Amendment No. 2 to the Company’s Registration Statement on Form S-11.
On February 6, 2026, Ron E. Jackson notified the Board that he has decided to retire from the Board effective as of the 2026 Annual Meeting. To facilitate Ms. Jones joining the Board, the size of the Board will increase from seven to eight trustees on March 1, 2026. Upon Mr. Jackson’s retirement from the Board, effective as of the 2026 Annual Meeting, the size of the Board will decrease to seven trustees.
Item 7.01. Regulation FD Disclosure.
The Company issued a press release on February 9, 2026, announcing the election of Nina P. Jones and Bill Bayless to the Board of Trustees as set forth under Item 5.02 of this Current Report on Form 8-K.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, issued February 9, 2026, announcing the election of Nina P. Jones and Bill Bayless to the Board of Trustees
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

February 9, 2026	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Co-President, Chief Financial Officer, Treasurer and Secretary